SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported)September 4, 1997


                           VIKING CAPITAL GROUP, INC.
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
                 (State or Other Jurisdiction of Incorporation)


              0-22744                                 87-0442090
         Commission File Number                      (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas    75240
        (Address of Principal Executive Offices)                      (Zip Code)


                                 (972) 386-9996
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to a Reorganization Agreement dated September 4, 1997 the Registrant has acquired 100% of the issued and outstanding stock of Triple A Annuity Marketing, Inc., an Arizona Corporation with its principal place of business in Scottsdale, Arizona. Triple A Annuity Marketing, Inc. was acquired for 500,000 newly issued common restricted shares of the Registrant in exchange for all of the shares owned by Marshall Podell and Paula A. Podell each being 50% owners of Triple A Annuity Marketing, Inc. The business is a marketing organization and has no other tangible assets except cash on hand of approximately $50,000. The business utilizes over 3,000 sales representatives. Mr. Podell will remain as President and Chairman and Mrs. Podell will remain as a Board Member.


Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities and Exchange Act of 1934, as amended (the "Act"). Accordingly, the Registrant will file the required financial statements, if any, as soon as practicable, but not later than November 18, 1997, as required by Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than November 18, 1997, as required by
Item 7.

(c)   Exhibits.

2.1   Press release dated September 11, 1997
2.2   Reorganization Agreement

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Viking Capital Group, Inc.
                                        (Registrant)


Date:   September 18, 1997         By:  /S/ William J. Fossen
                                       ----------------------------
                                       William J. Fossen, President

EXHIBIT INDEX


                                                                      PAGE
EXHIBIT 2.1                PRESS RELEASE                               4
EXHIBIT 2.1                REORGANIZATION AGREEMENT                    6

                           EXHIBIT 2.1 PRESS RELEASE



For Release After                                  Media Contact: Robert Cathey,
2:30a.m., September  11, 1997          Ackermann Public Relations (423) 584-0550
                                                      or rcathey@ackermannpr.com
                                            Investor Contact: William J. Fossen,
                            President, Viking Capital Group, Inc. (972) 386-9996


VIKING CAPITAL GROUP, INC. STEPS CLOSER TO GROWTH GOAL
WITH ACQUISITION PRODUCING $25,000,000  IN ANNUALIZED PREMIUMS


DALLAS, September 11, 1997 - Viking Capital Group, Inc., (VGCP - OTC) has secured another milestone in its plan to build a company with $1.5 billion in insurance managed assets. The company has acquired Triple A Annuity Marketing, Inc. (Triple A), a national life and health insurance Managing General Agency.

The sale, structured as a tax-free exchange of stock, was closed on September 4, 1997. Triple A, based in Scottsdale, Ariz., brings to Viking current annualized premium sales of $25,000,000 and a national sales force of more than 3,000 representatives.

William J. Fossen, president of Viking, said, "We're excited about this acquisition not only for the increased revenue and national sales force it brings right away to Viking, but also for the potential future revenue opportunities it can bring. Coupled with our recent administration company acquisition (NIAI Insurance Administrators), we have made significant steps towards fulfilling our long-range strategic plan."

One of the goals in Viking's strategic plan is to generate fee income from various activities including the marketing, administration and data processing activities associated with insurance sales and policyholder service. Doing this will offset costs associated with ultimately managing its own insurance policies. The Triple A acquisition generates current revenue from marketing activities.

Triple A Annuity Marketing, Inc.'s president, Marshall Podell, said, "I believe that Viking has a solid plan for growth and that this new relationship will contribute significantly to creating that growth. This relationship not only provides Viking a national sales force but also brings premium income directly into Viking's own insurance companies, once these acquisitions are made."

Marshall Podell has more than 40 years of marketing experience in the life and health insurance industry and will remain with Viking. "As a team, we can bring Viking's other services such as administration and data processing to our existing corporate clients."

VIKING ACQUIRES TRIPLE A / 2


Viking Capital Group, Inc., headquartered in Dallas, Texas, is creating a group of streamlined companies to provide specialized administration services, using proprietary technology to reduce costs and improve quality of service to insurance companies, banks and other financial institutions. Simultaneously, the company plans to purchase and manage its own portfolio of insurance company assets. The company's strategic goal is to acquire $1.5 billion in insurance managed assets through the purchase of existing life insurance companies.

Viking's trading symbol is VGCP and is traded in the OTC market. Additional information about Viking can be reviewed at their home page at www.vcgi.com.


#  #  #


Media contact: Robert Cathey, (423) 584-0550 or rcathey@ackermannpr.com Investor contact: William J. Fossen, President,
Viking Capital Group, Inc. (972) 386-9996

                      EXHIBIT 2.2 REORGANIZATION AGREEMENT

                            STOCK FOR STOCK AGREEMENT


     REORGANIZATION AGREEMENT between Viking Capital Group, Inc. (a Utah corporation) and Marshall Podell and Paula A. Podell sole shareholders.

                                ----------------
    For the acquisition by Viking Capital Group, Inc. of all the outstanding stock of Triple A Annuity Marketing, Inc., a Arizona corporation, in exchange for stock of Viking Capital Group, Inc., a Utah corporation,

     AGREEMENT, dated as of September 4, 1997, between VIKING CAPITAL GROUP, INC., a Utah corporation (hereinafter called Viking) and MARSHALL PODELL AND PAULA A. PODELL (hereinafter called Podells).

     Podells either owns or has the right to sell, transfer and exchange all of the shares of the capital stock of Triple A Annuity, Inc., a Arizona corporation (hereinafter called "Company"). Viking wishes to acquire all of the issued and outstanding capital stock of "Company" in exchange for 500,000 shares of the Common Restricted Stock, par value $0.001 per share, of Viking (hereinafter referred to as Viking's Common Stock), and Podells wishes to make said exchange.

     NOW THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the parties do hereby agree as follows:

     Section 1. Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, at the time of closing referred to in Section 6 hereof , Viking will issue and deliver or cause to be issued and delivered to Podells 500,000 shares of Viking's Common Restricted Stock in exchange for which Podells will deliver or cause to be delivered to Viking all of the issued and outstanding capital stock (hereinafter called the Acquired Shares) of "Company". The Acquired Shares will consist of 200 common shares, par value 0 ($ 0 ) per share.

     Section 2. Acquired Stock. The Acquired Stock shall be determined as follows:

     (a) Amount. On the terms and subject to the conditions and adjustments set forth in this Agreement, and in exchange for the Acquired Shares.

     (b) Closing Balance Sheet. Podells, at its sole expense, shall cause to be prepared and delivered to Viking a the Closing,

          (i) an unaudited Closing Balance Sheet of the Company, which shall be prepared in accordance with GAAP accounting principles. In connection therewith Podells and the "Company" shall make available prior to the
     Closing all financial statements, worksheets and other information concerning the Closing Balance Sheet as Viking may reasonably request. All costs and expenses of preparation of the Closing Balance Sheet shall be paid by Podells.

     Section 3 Rescission. Podells may rescind this Stock for Stock Agreement one year from the closing date of this agreement should the trading price (bid) of Viking's common stock not equal or exceed $3.00 per share. Podells shall have the right to rescind this transaction, with a thirty day written notice to Viking of their intention to rescind the entire transaction herein and the return to Viking of the 500,000 Viking shares exchanged and resignation as employees of the Company.


     Section 4 Podells Control. Podells shall control all income, books and other assets of the Company for a period of one year from the closing date of this Stock for Stock Agreement or until the terms of this agreement have been reached. Podells shall not however, bind the Company financially or in any way without the full written consent of Viking.

     Section 5 Intentionally Left Blank

     Section 6. - Closing Date and Materials to be Delivered. The closing of the exchange transfer assignment and delivery of the Acquired Shares provided for in
Section I hereof and the delivery by Podells and Viking of the materials specified in Sections 13 and 14 hereof (the "Closing") shall take place at the executive offices of Podells, located at 8711 East Pinnacle Peak Road, Suite C - 201, Scottsdale, Arizona, commencing at 12:00 o'clock Noon, Mountain Standard time, on the 4th day of September 1997,. or such earlier date as is mutually agreed to by the parties (herein referred to as the "Closing" or the "Closing Date',); provided, however, that in the event that any condition to this Agreement referred to in Section 11 and 12 is not fulfilled or satisfied by such date, then any extensions shall be controlled by the provisions for extension of time set forth in Section 11 and 12. In the event of postponement, the term "Closing Date" shall be deemed to mean the date upon which the transactions contemplated herein are actually consummated.

     Section 7. Representations of Podells. Podells represents to Viking as follows:

     (a) Organization and Qualification. The "Company" is a insurance marketing company duly organized, validly existing and in good standing under the laws of the State of Arizona and possesses full powers and authorities as a insurance marketing company under such laws, without limitation or restriction, and has the corporate power to own its properties and to carry on its business as it is now being conducted. The "Company" is duly licensed as a foreign corporation to carry on the business specified in the licenses issued by the jurisdictions listed on Schedule A hereto, being the only jurisdictions in Which its business requires it to qualify or be licensed, and it is in good standing in each such jurisdiction. True and complete copies of each Certificate of Authority in such jurisdictions have been delivered by the `Company' to Viking. Except as described in any Schedule hereto, there is not now pending or threatened, any dispute, controversy or proceeding that involves the `Company' including without limitation, any proceeding to dissolve it, to declare its corporate rights, powers, franchises or privileges, or any of them, null -or void or in bankruptcy or for an arrangement or reorganization in any state or federal court. Schedule A also separately lists each jurisdiction in which an application for a certificate of authority is currently pending and a description of the status thereof.

     (b) Certificate of Incorporation and By-Laws. The certified copies of the Certificate of Incorporation and the By-laws of the `Company', as amended to date, which have been delivered to Viking and are attached hereto as Schedule B, are true and complete. The minutes of all meetings of the "Company's" shareholders, Board of Directors and any committees of such Board have been delivered to Viking prior to Closing, and there is no corporate action requiring approval by the "Company's" shareholders or Board of Directors which is not reflected in such minutes.

     (c) Capitalization. The currently authorized capital stock of the "Company" consists of One Hundred Thousand (100,000.) shares of common stock, par 0 Dollar ($ 0 ) per share, of which Two Hundred ( 200 ) shares are currently issued and outstanding. All of the currently outstanding shares of stock of any kind of the "Company" are owned, or will be acquired prior to closings by Podells free and clear of any liens, claims or encumbrances whatsoever, and are validly issued and outstanding, fully paid and nonassessable. There are no outstanding options, subscriptions, warrants or other agreements of any kind obligating the "Company" to issue any shares of stock of the "Company" or options or rights with respect thereto; and there are no outstanding securities or instruments of any kind which are convertible into stock of the "Company".

     (d) Subsidiaries and Partnerships. The "Company" is not a party to any partnership, joint venture or other agreement which involves the sharing of profits or losses.

(e) Conflicting Agreements and Consents. Neither the execution and delivery of this Agreement nor the consummation of the transactions described herein will :

          (i) conflict with the Certificate of Incorporation or By-laws of the "Company",

          (ii) conflict with or result in a breach of, or give rise to a right, termination of, or accelerate the performance required by, any agreement to which the "Company" or Podells are now a party, or constitute a default thereunder, or in the creation of any liens, charges or encumbrances upon any property "Company", or

          (iii)conflict with any statute, regulation, ordinance, writ, injunction order, judgment, decree, license, permit. or other governmental approval to this "Company" or any of its assets is subject.

(f) Suits and Controversies. Except as listed and fully described in Schedule C, there are no actions, suits, proceedings or investigations pending, threatened against or affecting the "Company" at law or in equity or before any federal, state or local court, board or other governmental or administrative agency. There are no controversies pending or threatened between the "Company" and its agents or employees, except as listed in Schedule C.

(g) Annual Statements. Schedule D contains a true and complete list, as of July 31, 1997, of all Annual Statements filed by the "Company" with insurance administrator regulatory agencies since 1994, copies of which have been delivered to Viking.

(h) Financial Statement. The "Company" has delivered to Viking a true copy of the GAAP balance sheet and statement of income of the "Company" for the year 1996 and for the year to date of July 31, 1997. Such financial statements are complete and fairly present the financial position of the "Company" as of December 31, 1996 and as of July 31, 1997, and the results of operations for the "Company" for the year and the period, year to date through July 31, 1997 then ended in conformity with GAAP accounting principles, copies of which are attached hereto as Schedule E.

(i) Absence of Undisclosed Liabilities. As of September 1, 1997, to the best of Podell's knowledge and belief, the "Company" had no liabilities or obligations (whether accrued, absolute, contingent or otherwise and whether due or to become due), which, individually or in the aggregate, were material and were not reflected in the financial statements of the "Company" or the notes thereto as of such date or otherwise set forth in the attached Schedules, and

Podells or the "Company" does not know of any basis for the assertion against the "Company" of any such liability or obligation arising out of a transaction entered into or any state of facts existing on or prior to such dates.

(j) Liabilities as of Closing. On the Closing ,the "Company" will have no material liabilities or obligations (whether accrued, absolute, contingent or otherwise and whether due or to become due) which are not fully reflected on the face of the Closing Balance Sheet.

(k) Tax Returns and Payments. The "Company" has delivered to Viking true and complete copies of all federal income tax returns relative to its operations for the calendar years ended 1994, 1995, 1996 and Podells will make available, upon request of Viking, copies of all state and federal, payroll and franchise tax returns relative to its operation for such years, any requests for extension of the filing of any returns currently due and copies, if any, of report of federal and state tax authorities relating to examinations of any tax returns for such years. The "Company" has filed (including the period of any valid extension) all federal, state and local tax returns and reports which have become due to be filed and has paid all taxes, assessments, fees, interest, penalties (if any) and any other governmental charges payable for all periods covered thereby. The "Company" is not delinquent in the payment of taxes, assessments or government charges. There are no assessments of additional taxes threatened against the "Company" or its properties. No waiver of any statute of limitations or agreement for extension of time for assessment in respect of any tax liability of the "Company" is presently in effect. Without limiting the foregoing, the "Company"

          (i) has properly filed when due (including the period of any valid extension) all returns and reports relating to the payment of the employees' withheld federal, state and local income taxes, and all FICA, FUTA and similar state and local taxes, and

               (ii) has paid all amounts required to be paid thereunder, except such withheld amounts not yet due to have been paid. These representations shall likewise be true as to tax returns and payments relative to the "Company's" operations for the calendar year ended December 31. 1996, and copies of all returns and reports pertaining to such year shall be delivered to Viking upon the filing thereof. Should a subsequent audit by the Internal Revenue Service for calendar year 1996 or any earlier year result in any additional tax, penalty or interest being payable, Podells shall reimburse Viking for such amount. Viking agrees to immediately notify Podells of the pendency and result of any such audit and shall allow Podells to participate therein, at its own expense.

(1) Title to Properties. At Closing, the "Company" will not own or possess any interest in any real or personal property, whether tangible or intangible, except as set forth in the "Company's" 1996 Annual Statement, and at such date the "Company" will have good and marketable title to all of such properties and assets, subject to no liens, mortgages, pledges or encumbrances 'whatsoever, except for the interest of any insurance commissioner in securities on deposit as shown on the financial statement provided pursuant to Section 7 (h) hereof.

(m) Contracts. Except as otherwise described in Schedule F, as of the Closing the "Company" will not be obligated by any commitments, contracts or agreements of any kind or nature other than insurance marketing contracts scheduled in this Agreement in accordance with Section 9(a) hereof. Except as described in Schedule F or in the "Company's" financial statements or the notes thereto, there has been no breach or default or event, which with the lapse of time or notice or both, would constitute a breach or default on the part of the "Company" under any commitment, contract or agreement of any kind or nature to which the "Company" or its assets are subject.

(n) Insurance Marketing Agreements. Except as described in Schedule G, as of the Closing the "Company" will have

          (i)  no insurance marketing or debt agreements , and

          (ii) no liability under any insurance marketing or debt agreement . All agreements described in Schedule G are valid, binding and in full force and effect in accordance with their terms, and except as set forth in such Schedule G neither the "Company", nor any other party thereto, is in default of any of the provisions thereof.

(o) Employment. The "Company" has no direct or indirect obligation or liability under any employment agreement, collective bargaining agreement or employee welfare or benefit plan, and the "Company" has no contracts, agreements or other obligations to any employee or any affiliate of any employee.

(p) Investment Company. The "Company" is not an investment company as defined in Section 368(a)(2)(F)(iii) and (iv), or in any event a company meeting the requirements of Section 368(a)(2)(F)(ii), of the Internal Revenue Code.

(q) Bank Accounts and Depositories. Attached hereto as Schedule J is a true and complete list of all of the bank accounts, safe deposit boxes and other depositories, showing the persons having signatory authority or access thereto, which the "Company" will have as of the Closing.

(r) Non-competition Agreements. The "Company" is not subject to any agreement limiting or imposing any condition upon its freedom to compete in any line of business or with any person or to utilize any information in its possession.

(s) Compliance with Law. To the best of Podells's knowledge and belief, the "Company" is not in violation of any law, regulation or rule or any writ, judgment, injunction, order or decree of any court or governmental authority whatsoever relating to conduct of its business and the ownership of its assets.

(t) "Company". The "Company" is a corporation duly organized and validly existing under the laws of the state of Arizona and has full power and authority under its Certificate of Incorporation and By-Laws to enter into and carry out the provisions of this Agreement. Podells and "Company" has obtained all necessary approvals of the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and Podells and "Company" are not subject to any contract or agreement which prevents the consummation hereof or as to which the consummation of this Agreement would constitute a breach or default. This agreement has been duly executed and delivered by Podells and the "Company" and constitutes the legal, valid and binding obligation of Podells and the "Company".

(u) Disclosure. No representation by Podells contained in this Agreement or in any Schedule, certificate, list or other document furnished or to be furnished by or on behalf of Podells pursuant to or in connection with this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state a material fact necessary to make the statements made, in light of the circumstances under which they are or were made, not misleading.

     Section 8. Representations of Viking. Viking represents to Podells as follows:

(a) Organization and Qualification. Viking is a corporation duly organized and validly existing under the laws of the State of Utah and has full power and authority under its Certificate of Incorporation and By-Laws to enter into and carry out the provisions of this Agreement. Viking has obtained all necessary approvals of the execution and delivery of this Agreement and the consummation of the transactions contemplated herein on its part to be obtained, and Viking is not subject to any contract or agreement which prevents the consummation hereof or as to which the consummation of this Agreement would constitute a breach or default or would result in the creation of any liens, charges or encumbrances upon the property of Viking. No other consent is required to be obtained by Viking to permit Viking to acquire and to permit Podells to exchange the Acquired Shares as contemplated herein.

(b) Disclosure. No representation by Viking contained in this Agreement or in any document furnished or to be furnished by or on behalf of Viking pursuant to or in connection with this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state a material fact necessary to make the statements made, in light of the circumstances under which they are or were made, not misleading.
(c) Acquired for Investment. Viking is acquiring the Acquired Shares for its own account and not with a view to any public distribution thereof.

     Section 9. Actions in Preparing for Closing and Conduct of Business Prior to Closing:

(a) Prior to Closing, Podells agrees to take or cause the following actions to be taken:

     (i) Except for in force Insurance Marketing Contracts on Schedule K hereto (the "Schedule K Contracts"), all marketing contracts of insurance by the "Company" or under which it is obligated will have been completed per the engaged insurance marketing contract have been assumed by other financially responsible insurance companies or insurance marketing companies, and the assets, reserves, equipment, materials, and supplies attributable to such business will have been transferred to such insurance companies or insurance marketing companies;

     (ii) All known liabilities of the "Company" of any kind that can be paid or assumed prior to the Closing will have been paid or assumed by a financially responsible third party and to the fullest extent practicable, releases of the "Company" obtained, or shall be accrued on the closing balance sheets.

     (iii)Upon reasonable advance notice, authorized representatives of Viking shall, during normal business hours, be permitted to confer with the "Company's" personnel and shall be given full and complete access to all properties, books, records, contracts and documents of the "Company". The "Company" shall furnish to Viking all information with respect to the affairs and business of the "Company" as Viking may reasonably request. Said inspection shall be completed by Viking not later than September 4, 1997.

     (iv) The "Company" will operate its business and properties only in the ordinary and regular conduct of its business; will not issue or grant options, interests or rights of any nature whatsoever in respect of any of its capital stock or declare or pay any dividend or make any distribution of any kind, except as shall be disclosed to Viking prior to Closing; will not create or permit to be created any lien, charge or encumbrance on any of its properties.

     (v) There will be no amendment to the Certificate of Incorporation or By-Laws of the "Company" or other change in the corporate structure of the "Company". The Podells will cause the "Company" to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its corporate existence, rights and franchises.

     (vi) Unless otherwise consented to by Viking, the "Company" will use its best efforts not to violate, or commit a breach of or a default under any commitment, contract or other agreement to which it is a party or to which any of its assets are subject or violate any applicable statute, regulation, ordinance, writ, injunction, order, judgment of decree of any court or other governmental agency. (vii) Except for those transactions contemplated by or referred to in this Agreement, the "Company" will not enter into any borrowing or any other agreement or amendment to any existing agreement, except as shall be disclosed to Viking prior to Closing.

     (viii) Podells will use, and cause the "Company" to use, its good faith best efforts to assist Viking in obtaining the approval of any state regulatory agency that may be required involving a transaction of this nature and size for the transfer of the Acquired Shares, as well as any other regulatory approvals the parties determine to be necessary.

     (ix) The "Company" will continue to file all tax returns in a timely manner (including any valid extensions) and to pay all taxes shown as due thereon, and the "Company" will promptly furnish Viking with a copy of all returns as filed.

     (x) Except for directors and officers of the "Company" whose written resignations are delivered at the Closing pursuant to Section 13(d) hereof, and as Viking and Podells may otherwise agree in writing, the "Company" will have no employees.

(b) Prior to the Closing, Viking agrees to use its good faith best efforts to obtain the approval of any state regulatory authority for the transfer of the Acquired Shares, as well as any other regulatory approvals which may be necessary to effectuate this Agreement and the transfer of assets and business contemplated by the parties.

     Section 10. Conditions Precedent to the Obligations of Viking, Podells and "Company".

All obligations of Viking and Podells to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing, which are in addition to the conditions specified in Sections and 11 and 12 of this Agreement:

(a) all regulatory approvals determined to be necessary by either of the parties shall have been obtained.

     Section 11. Conditions of Termination by Viking.

     (a)  If, at the Closing, any of the following conditions shall exist:

          (i) Any State regulator whose consent is necessary under Section 10 of this Agreement shall have withdrawn any approval described in
               Section 10;

          (ii) Any suit, action or other proceeding before any court or governmental agency shall have been instituted or threatened in which it is sought to restrain, prohibit, invalidate or set aside the transactions contemplated by this Agreement;

          (iii)Any of Podells's representations shall be inaccurate in any material respect as of the date they were made, and, except as to representations which are expressly limited to a state of facts existing at a time prior to the Closing, as of the Closing as if made on the Closing. For purposes hereof, a breach of the representations contained in the next to the last sentence of paragraph (a) of Section 7 will only be deemed to be material if it appears that it could lead to a loss of license in any jurisdiction.

          (iv) The certificate of authority of the "Company" to transact Insurance Marketing business has been withdrawn, revoked, lost, suspended or materially limited or administrative or judicial proceeding which could result in any such actions has been instituted (A) in any of the states listed in Schedule L.

          (v) Podells shall have failed in any material way with respect to perform or comply with any of its covenants, agreements or conditions required by this Agreement to be performed or complied with by it prior to the Closing; or

          (vi) Podells shall have failed to deliver at the Closing any of the items required by Section 10 to be delivered by it at such time;

          (vii)The capital of the "Company" at Closing as shown on the closing balance sheet, is less than Forty Eight Thousand Dollars US ($48,000); then, in any event, Viking may, at its sole option, terminate its obligation hereunder or effect one or more postponements of the Closing with Podells's consent, but in no event later than October 1, 1997.

(b) In the event of termination of this Agreement pursuant to Section 11(a)(ii), 11(a)(iii), 11(a)(iv), 11(a)(v), 11(a)(vi), or (11)(a)(vii),
     Podells shall promptly return all Viking's documents pertaining to this exchange.

          Section 12. Conditions of Termination by Podells.

(a)  If at the Closing, any of the following conditions shall exist:

          (i) Any State regulatory agency of Arizona or any other regulatory authority whose consent is necessary under Section 10 of this Agreement shall have withdrawn such approval;

          (ii) Any suit, action or other proceeding before any court or governmental agency shall have been instituted or threatened in which it is sought to restrain, prohibit, invalidate or set aside the transactions contemplated by this Agreement, and counsel for Podells shall advise it that such matter poses a serious threat to the transaction and has a reasonable chance of being successfully maintained;

          (iii)Any of Viking's representations shall be inaccurate in any material respect as of the date they were made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing, at and as of the Closing as if made on the Closing; or

          (iv) The capital of the "Company" at Closing as shown on the Closing Balance Sheet, exceeds Fifty Thousand Dollars, US ($50,000 );

          (v) Viking shall fail to deliver at the Closing any of the items required by Section 11 to be delivered by Viking at such time; then, the closing Date shall be postponed at Podells's election, but in no event to later than October 1, 1997, at which time Podells may elect to terminate this Agreement.

          Section 13. To be Delivered at Closing by Podells. The following shall be delivered by Podells to Viking at the Closing:

(a) Certificates for One Thousand (1,000) shares of common stock of the "Company", par value zero (No par value - $0) per share, duly endorsed or, in the alternative, having stock powers affixed thereto, in proper form for transfer;

(b) A certificate of the Chief Executive Officer of the "Company" certifying that each of the following attached items are true, correct and complete to the best of his knowledge and belief:

          (i) A list and complete description of any known liability or obligation of the "Company" of any kind which has for any reason not been assumed by a responsible third party in the manner contemplated in Section 6 hereof; and

          (ii) A list of insurance marketing contracts for the Schedule K contracts which makes good and sufficient provision for all benefits and debts guaranteed under the terms of such contracts, calculated in accordance with generally accepted accounting standards in compliance with the requirements of the States of which the Company is authorized to market insurance and in a manner consistent with the calculation of policy premium commission funds and renewal funds in the most recent annual statement;

(c) Certificate of the Secretary of "Company" dated as of the Closing, setting forth the resolutions of its Board of Directors authorizing the execution and delivery of this Agreement and the consummation of the transactions herein provided for, and stating that none of such resolutions have been ended or rescinded;

(d) Written resignations of all directors of the "Company" to be effective upon acceptance by the "Company" except Marshall Podell and Paula A. Podell and Bill Gardner;

(e) A favorable opinion from counsel for "Company", in form reasonably satisfactory to Viking and its counsel, to the effect that:

               (i) the "Company" is a insurance marketing corporation duly organized and existing in good standing under the laws of the State of Arizona;

               (ii)the  "Company"  is duly  licensed to engage in the  insurance marketing of insurance policies in Arizona and other states as listed on Schedule K hereto;

               (iii)except as  disclosed  in his  opinion,  such  counsel has no knowledge of any inaccuracy in Section 4(a) hereof or, except as disclosed in Schedule C, of any litigation, proceeding or governmental investigation pending or threatened against or relating to the "Company".

               (iv)The Acquired Shares were duly and validly  Issued,  are fully paid and non assessable and that none of such shares were issued in violation of any statutory or common law.

(f) Podell Non-Compete. Podells shall at closing deliver to Viking a signed non-compete agreement as it pertains to the business of insurance marketing, which will exclude Pinnacle Paradise, Inc. and Pinnacle Financial Services, Inc. attached hereto as Schedule M.

(g) Such other documents and instruments as have been reasonably requested by Viking or its counsel, including, without limitation, minute books, stock record books and any and all corporate and accounting books and records.

(h) The Closing Balance Sheet provided for in Section 2(b).

     Section 14. To be Delivered by Viking at the Closing. The Following shall be delivered by Viking at the Closing:

               a) Viking's 500,000 common restricted stock certificate made out to Marshall Podell and Paula A. Podell adjusted as provided in Section 2 (a).

               b)   A  favorable   opinion  of  counsel  for  Viking,   in  form
                    reasonably satisfactory to Podells and its counsel, to the effect:

                    (i) that this Agreement has been duly executed by Viking and constitutes a legally valid and binding obligation of Viking; and
                    (ii) that such  corporation  does not know of any regulatory or corporate approvals necessary to the consummation of the transaction contemplated by the definitive contract herein. In the event said regulations or corporate approvals become necessary, Viking will take reasonable steps to obtain same.

     Section 15. Survival of the Representations. The representations and agreements made by each of the parties to this Agreement shall survive the Closing and shall remain in full force and effect; provided, however, that one party shall make no claim for a breach of any representation unless it has given notice to the other party of the claim on or before the first anniversary of the Closing, except that notice of a claim for inaccuracies in the representations contained in Section 7(k) hereof may be given on or before October 1, 1997.

     Section 16. Board of Directors. The parties agree that Podells shall be represented on the "Company's" Board of Directors as directed by Viking.

     Section 17. Preferred Shares Dividends. Intentionally left blank.

     Section 18. Expenses. Viking and Podells shall pay their own expenses in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Viking shall bear the cost of obtaining the regulatory approvals, if any, provided for in this Agreement.

     Section 19. Complete Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the transactions described herein and may be amended, modified and supplemented only by a written instrument duly signed by the parties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

     Section 20. Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof. Such waiver shall be in writing and shall be executed by the President or Vice President of such party. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on another occasion.




     Section 21. Notices. All notices and other communications hereunder shall be in writing and shall, until contrary written instructions are given, be delivered personally to, or mailed first class, postage prepaid, registered or certified mail return receipt requested, addressed to:


If to Viking:           Viking Capital Group, Inc.
                        Two Lincoln Centre  Suite 300
                        5420 LBJ Freeway
                        Dallas, TX 75240
                        Attn:   William J. Fossen


If to Podells:         Triple A Annuity Marketing
                       8711 East Pinnacle Peak Road, Suite C - 201
                       Scottsdale, Arizona 85255
                       Attn: Marshall Podell

     Section 22. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.



        IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed as of the date first above written.


                                              TRIPLE A ANNUITY MARKETING COMPANY

ATTEST /s/ William Gardner                    BY /s/ Marshall Podell
       -------------------                       --------------------------
                                                 President

                                              50% SHAREHOLDER

ATTEST /s/ William Gardner                    BY /s/ Marshall Podell
       -------------------                       --------------------------
                                                 Marshall Podell

                                              50% SHAREHOLDER

ATTEST /s/ William Gardner                    BY /s/ Paula A. Podell
       -------------------                       --------------------------
                                                 Paula A. Podell


                                              VIKING CAPITAL GROUP, INC.

ATTEST /s/ William Gardner                    BY /s/ William J. Fossen
       -------------------                       --------------------------
                                                 President

                                   SCHEDULE A
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL

Jurisdictions Licensed to do business as an insurance Agent:

ARIZONIA,


Jurisdictions in which an application for a certificate of authority is currently pending:

NONE

                                   SCHEDULE B
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL



Certified copies of the Certificate of Incorporation and the By-Laws of the "Company", as amended to date, which have been delivered to Viking and are attached hereto.

                                   SCHEDULE C
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL



Actions, suits, proceedings or investigations pending, threatened against or affecting the "Company" at law or in equity or before any federal, state or local court, board or other government or administrative agency.

NONE that are material

Pending or threatened controversies between the "Company" and its agents or employees.

NONE

                                   SCHEDULE D
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL



This is a true and complete list of all Annual Statements filed by the "Company" with insurance departments regulatory agencies as of June 30, 1997 since 1994, copies of which have been delivered to Viking.

June 30, 1997 - None

1994 - None

1995 - None

1996- None

                                   SCHEDULE E
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL




GAAP BALANCE SHEET AND STATEMENT OF INCOME OF THE "'COMPANY" FOR THE YEAR 1996 AS OF DECEMBER 31,1996.

                                   SCHEDULE F
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL

List of the "Company's obligations for any commitments, contracts or agreements of any kind or nature other than insurance agency scheduled in this Agreement in accordance with Section 6(a) hereto.


TRIPLE A MARKETING, INC. HAS QUICK CLAIMED TO PAULA A. PODELL THE RESIDENCE REVIOUSLY HELD BY THE COMPANY. SUCH QUICK CLAIM IS IN THE PROCESS OF BEING FINANCED AND IS ATTACHED HERETO. THE BALANCE SHEET DOES NOT RECORD THIS $279,000 ASSET AND $132,000 LIABILITY AS THE TRANSACTION WAS ALREADY IN PROGRESS. THE MOST RECENT FEDERAL TAX FILINGS REFLECT THE CHANGE OF OWNERSHIP.

List of any breach or default or event, which with the lapse of time or no ice or both, would constitute a breach or default on the part of the "Company" under any commitment, contract or agreement of any kind or nature to which the "Company" or its assets are subject. Except as described in the "Company's" financial statements or the notes thereto.

                                   SCHEDULE G
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL

Listing of the "Company's" insurance marketing or debt agreements, and liability under insurance marketing or debt agreements

FIRST PENN PACIFIC LIFE INSURANCE COMPANY 1801 South Meyers Road, Oakbrook, Ill 60181

AMERICAN COMMUNITY LIFE INSURANCE COMPANY
3920 Seven Mile Road, Livonia, Mich. 48152

COMBINED INSURANCE COMPANY OF AMERICA
4860 Street Road, Trevois, Penn. 19049

ALL OF THE ABOVE CONTRACTS HAVE DEBT AGREEMENTS, HOWEVER, THE "COMPANY" HAS NO ADVANCE LOAN CONTRACTS OUTSTANDING AND THEREIN, HAS NO LIABILITIES FROM ANY OF THE ABOVE CONTRACTS.

                                   SCHEDULE H
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL

A true and complete list of all Insurance Marketing Contracts and policies in which the "Company" is required to market various insurance products in a specific territory for a specific period of time and/or has a exclusive contract to market such insurance products.


FIRST PENN PACIFIC LIFE INSURANCE COMPANY 1801 South Meyers Road, Oakbrook, Ill 60181

AMERICAN COMMUNITY LIFE INSURANCE COMPANY
3920 Seven Mile Road, Livonia, Mich. 48152

COMBINED INSURANCE COMPANY OF AMERICA
4860 Street Road, Trevois, Penn. 19049

ALL OF THE ABOVE CONTRACTS HAVE DEBT AGREEMENTS, HOWEVER, THE "COMPANY" HAS NO ADVANCE LOAN CONTRACTS OUTSTANDING AND THEREIN, HAS NO LIABILITIES FROM ANY OF THE ABOVE CONTRACTS.

                                   SCHEDULE J
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL



List of all the Bank Accounts, safe deposit boxes and other depositories, showing the persons having signatory authority or access thereto.


BANK ACCOUNTS OF THE COMPANY

BANK ONE
P.O. Box 71
Phoenix, AZ 85001



SIGNATURES AUTHORIZED

MARSHALL PODELL
PAULA PODELL

                                   SCHEDULE K
                                       OF
                            REORGANIZATION AGREEMENT
                                     BETWEEN
                           VIKING CAPITAL GROUP, INC.
                                       AND
                             MARSHALL & PAULA PODELL




Listing of all INFORCE Insurance Marketing Contracts.


FIRST PENN PACIFIC LIFE INSURANCE COMPANY

AMERICAN COMMUNITY LIFE INSURANCE COMPANY

COMBINED INSURANCE COMPANY OF AMERICA